CORINDUS VASCULAR ROBOTICS, INC. 8-K

Exhibit 99.2

CORINDUS VASCULAR ROBOTICS ANNOUNCES DEFINITIVE AGREEMENT TO BE

ACQUIRED BY SIEMENS HEALTHINEERS

-- Corindus Stockholders to Receive $4.28 Per Share --

-- All-Cash Transaction Valued at Approximately $1.1 Billion --

WALTHAM, MA, August 8, 2019 – Corindus Vascular Robotics (NYSE American: CVRS), a leading developer of precision vascular robotics, today announced that it has entered into a definitive merger agreement to be acquired by Siemens Healthineers AG. Under the terms of the merger agreement, Siemens Medical Solutions, a wholly-owned subsidiary of Siemens Healthineers AG, a German stock listed company, will acquire all issued and outstanding shares of common stock of Corindus for $4.28 per share in cash, representing an aggregate purchase price of approximately $1.1 billion.

“We are pleased to have reached this agreement with Siemens Healthineers,” said Mark J. Toland, President and Chief Executive Officer of Corindus. “We believe the transaction will deliver immediate, compelling and certain value to all Corindus stockholders, as well as substantial benefits to our customers. The combination of Siemens Healthineers’ advanced, high-quality imaging, digital and artificial intelligence tools with Corindus’ precision robotics platform has the potential to transform the way healthcare is delivered to those suffering from cardiovascular or peripheral disease. The tremendous technology synergies and shared vision between both companies should allow us to achieve a seamless integration between our businesses.”

“Corindus has established a leading position in vascular robotics with a compelling technology platform for robotic-assisted coronary, peripheral, and neurovascular procedures,” said Michel Therin, President, Advanced Therapies at Siemens Healthineers. “The acquisition of Corindus, combined with Siemens’ strong advanced therapies portfolio will help further advance the growth of vascular robotics. The integration of our technologies could lead to reduced variability, improved efficiency, expanded access to care, and ultimately improved patient outcomes. We look forward to welcoming the Corindus team to Siemens Healthineers.”

The transaction has been approved by the Board of Directors of Corindus and is expected to close in the fourth quarter of 2019, subject to approval by Corindus stockholders, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and the satisfaction of other customary closing conditions.

In connection with the transaction, Citigroup Global Markets Inc. is acting as exclusive financial advisor to Corindus and Cadwalader, Wickersham & Taft LLP is serving as its legal advisor.

About Corindus Vascular Robotics, Inc.

Corindus Vascular Robotics, Inc. is a global technology leader in robotic-assisted vascular interventions. The Company’s CorPath® platform is the first FDA-cleared medical device to bring robotic precision to percutaneous coronary and vascular procedures. CorPath GRX is the second-generation robotic-assisted technology offering enhancements to the platform by adding important key upgrades that increase precision, improve workflow, and extend the capabilities and range of procedures that can be performed robotically. We are focused on developing innovative robotic solutions to revolutionize treatment of emergent conditions by providing specialized and timely medical care to patients around the world. For additional information, visit www.corindus.com and follow @CorindusInc.

About Siemens Healthineers

Siemens Healthineers enables healthcare providers worldwide to increase value by empowering them on their journey towards expanding precision medicine, transforming care delivery, improving patient experience and digitalizing healthcare. A leader in medical technology, Siemens Healthineers is constantly innovating its portfolio of products and services in its core areas of diagnostic and therapeutic imaging and in laboratory diagnostics and molecular medicine. Siemens Healthineers is also actively developing its digital health services and enterprise services. In fiscal 2018, which ended on September 30, 2018, Siemens Healthineers generated revenue of €13.4 billion and adjusted profit of €2.3 billion and has about 50,000 employees worldwide. Further information is available at www.siemens-healthineers.com.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this release that are not statements of historical or current facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Corindus to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that includes terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates,” “should” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Corindus’ beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Corindus’ control.

Examples of such statements include statements regarding the expected timetable for completing the proposed merger and that the proposed merger will deliver compelling value to Corindus stockholders.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are described in the sections titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K, including, but not limited to, the following: the risk that the required vote of Corindus’ stockholders will not be received; the risk that one or more conditions to the proposed merger (including the failure to obtain necessary regulatory approvals) may not be satisfied in the anticipated timeframe, or at all, or that the proposed merger might otherwise not occur; the risk of litigation and/or regulatory actions related to the proposed merger; other business effects, including the effects of industry, market, economic, political or regulatory conditions. Corindus undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date. More information is available on Corindus’ website at www.corindus.com.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. The proposed merger will be submitted to the stockholders of Corindus for their consideration and approval. In connection with the proposed merger, Corindus will file a preliminary proxy statement with the SEC. Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the stockholders of Corindus. Before making any voting decision, Corindus stockholders are urged to read the proxy statement in its entirety, when it becomes available, and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement, if any, because they will contain important information about the proposed merger and the parties to the proposed merger. This communication is not a substitute for the proxy statement or any other document that may be filed by Corindus with the SEC.

Corindus investors and stockholders may obtain a free copy of documents filed by Corindus with the SEC at the SEC’s website at www.sec.gov. In addition, Corindus investors and stockholders may obtain a free copy of the Corindus’ filings with the SEC from Corindus’ website at www.corindus.com or by directing a request by mail or telephone to: Corindus Vascular Robotics, Inc., 309 Waverley Oaks Road, Suite 105, Waltham, MA 02452, Attention: Corporate Secretary, (508) 653-3335.

Corindus and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of Corindus in favor of the proposed merger. Information about the directors and executive officers of Corindus and their ownership of Corindus common stock is set forth in its definitive proxy statement on Schedule 14A for its 2019 annual meeting of stockholders, as filed with the SEC on March 29, 2019. Additional information regarding the participants in the solicitation of proxies and a description of their direct and indirect interests, by security holdings or otherwise, with respect to the proposed merger will be included in the proxy statement to be filed by Corindus with the SEC, when it becomes available.

For more information, contact:

Media Contact

Matter for Corindus

Jessica Wolter

978-518-4536

corindus@matternow.com

www.matternow.com

Investor Contact

In-Site Communications, Inc.

Lisa Wilson

917-543-9932

ir@corindus.com

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